UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

BEACON ROOFING SUPPLY, INC.
(Name of Registrant as Specified In Its Charter)

QXO, INC.
BRAD JACOBS
IHSAN ESSAID
MATT FASSLER
MARK MANDUCA
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On January 27, 2025, QXO, Inc. (“QXO”) issued a press release in connection with announcing the commencement of its tender offer to acquire Beacon Roofing Supply, Inc. (“Beacon”) for $124.25 per share in cash. A copy of the press release is filed herewith as Exhibit 1.

On January 27, 2025, QXO also filed a Schedule TO with the Securities and Exchange Commission in connection with the announcement of the tender offer.  A copy of the Offer to Purchase, Exhibit (a)(1) to the Schedule TO, is filed herewith as Exhibit 2.